Note 9 - Other Liabilities	12 Months Ended
Jun. 30, 2025
Notes to Financial Statements
Other Liabilities Disclosure [Text Block]

Note 9 - Other Liabilities

Other liabilities consist of the following:

	June 30,
	2024	2023
	(in thousands)
Fixed payment arrangements	$8,337	$10,420
Employee retention credit	3,759	—
Operating lease liabilities	1,289	2,090
Other	106	1,555
Total other liabilities	13,491	14,065
Less: current portion of other liabilities	(8,962)	(7,090)
Total other liabilities, non-current	$4,529	$6,975

Fixed payment arrangements

Fixed payment arrangements represent obligations to an investor assumed as part of the acquisition of products from Cerecor, Inc. in 2019, including fixed and variable payments.

In May 2022, the Company entered into an agreement with Tris to terminate the license, development, manufacturing and supply agreement dated November 2, 2018, related to Tuzistra XR (the “Tuzistra License Agreement”). Pursuant to such termination, as of June 30, 2024, the Company has accrued a settlement liability of $6.2 million in other current liabilities on the consolidated balance sheet payable to Tris, with a provision that allows the Company to pay interest on any principal amounts due but remaining unpaid past July 2024.

The Tris Karbinal Agreement grants the Company exclusive right to distribute and sell the product in the United States. The initial term of the agreement was 20 years. The Company pays Tris a royalty equal to 23.5% of net revenue from the product. The Tris Karbinal Agreement also contains minimum unit sales commitments, which is based on a commercial year that spans from August 1 through July 31, of 70,000 units annually through 2025. The Company is required to pay Tris a royalty make-whole payment of $30 for each unit under the 70,000-unit annual minimum sales commitment through 2025. The Tris Karbinal Agreement make-whole payment is capped at $2.1 million each year. The annual payment is due in August of each year. The Tris Karbinal Agreement also has multiple commercial milestone obligations that aggregate up to $3.0 million based on cumulative net revenue from the product, the first of which is triggered at $40.0 million. As of June 30, 2024, the fixed payment arrangement balance was $1.9 million in other current liabilities, and $0.2 million in other non-current liabilities on the consolidated balance sheet.

Employee Retention Credit

The $3.8 million ERC accrual in other non-current liabilities as of June 30, 2024, represents the proceeds the Company received from the ERC program during the first quarter of fiscal 2024. Please see Note 2 - Significant of Significant Accounting Policies for further detail.

Operating Lease Liabilities

The Company has entered into various operating lease agreements for certain of its offices, manufacturing facilities and equipment. Please refer to Note 6 - Leases for further detail.

Other

Other consists of taxes payable, deferred cost related to the Company’s technology transfer, and various other accruals, none of which individually or in the aggregate represent greater than five percent of total liabilities.